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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 1999


                                 NUMEX CORPORATION
               (Exact name of registrant as specified in its charter)


          Delaware                    0-9459                   06-1034587
 (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
       of incorporation)                                 Identification Number)


                   433 North Camden Drive, Fourth Floor, Suite 216,
                           Beverly Hills, California 90210
                       (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 966-2189

                                   Not applicable
           (Former name or former address, if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective April 15, 1999, Numex Corporation, a Delaware corporation (the "Company"), dismissed Stonefield Josephson, Inc. ("Stonefield"), Santa Monica, California, as the Company's independent accountants, and engaged BDO Seidman LLP ("Seidman) as the Company's new independent accountants. The dismissal of Stonefield and the retention of Seidman were approved by the Company's Board of Directors.

     Prior to the engagement of Seidman, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

     Stonefield audited the Company's financial statements for the year ended March 31, 1998. Stonefield's report for such period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles except as to the Company's ability to continue as a going concern.

     During the period from April 1, 1998 to April 15, 1999 and the year ended March 31, 1998, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal year ended March 31, 1998 and the subsequent interim periods through April 15, 1999.

     The Company has provided Stonefield with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of Stonefield's letter is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND RESULTS

     c.   Exhibits:

     EXHIBIT
     NUMBER    DESCRIPTION

     16.1 Letter from Stonefield Josephson, Inc. addressed to the Securities and Exchange Commission

                                       2

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NUMEX CORPORATION
                                      (Registrant)


Date:  April 19, 1999              By: /s/ Jeffrey A. Stern
                                       -------------------------------------
                                       Jeffrey A. Stern
                                       President and Chief Executive Officer

                                 INDEX TO EXHIBITS

                                       3

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EXHIBIT
NUMBER         DESCRIPTION

16.1           Letter from Stonefield Josephson, Inc.
               addressed to the Securities and
               Exchange Commission

                                       4